EXHIBIT 10 (x)




                       AMENDMENT NO. 2 TO LEASE AGREEMENT
                       ----------------------------------

     This Amendment No. 2 to Lease Agreement is entered into by and between THE

WENDT-BRISTOL HEALTH SERVICES CORPORATION, a Delaware corporation, formerly known as Temco National Corp., with its principal place of business at Two

Nationwide Plaza, 280 N. High Street, Columbus, Ohio ("Landlord") and Graham-

Field Temco, Inc., a New Jersey corporation with its principal place of business at 125 South Street, Passaic, New Jersey ("Tenant") and shall be effective on the last date executed below.

     WHEREAS, on October 1, 1991, Landlord and Tenant entered into a certain

Lease Agreement ("Lease") for 120,000 square feet of office and manufacturing space located at 125 South Street, Passaic, New Jersey ("Premises");

     WHEREAS, in May, 1992, Landlord and Tenant entered into a Modification of

Lease Agreement ("Modification") changing the base rental paid by Tenant;

     WHEREAS, a dispute has arisen between the parties concerning their respective rights and duties under the Lease and Modification;

     WHEREAS, an action entitled The Wendt-Bristol Health Services Corporation
                                 ---------------------------------------------

v. Graham-Field Temco Inc., Graham-Field Health Products Inc. and Graham-Field,
- -------------------------------------------------------------------------------

Inc. (Case No. 94CVH03-1887) (the "Action") was commenced by the Landlord in
- ----

Court of Common Pleas, Franklin County, Ohio;

     WHEREAS, the Landlord has agreed to discontinue the Action without prejudice;




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     WHEREAS, notwithstanding the discontinuance of the Action, neither the

Landlord nor the Tenant is hereby relinquishing any of its rights arising prior to the commencement date of the Action;

     WHEREAS, the discontinuance of the Action will not constitute a waiver of any rights of the Landlord and the Tenant; and

     WHEREAS, the parties desire to further clarify their respective rights and duties under the Lease and Modification.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the foregoing and as follows:

     1.  Subject to the limitations in Paragraph 2 below, any controversy or claim arising out of or relating to the Lease or Modification or any breach of either shall be settled by arbitration in accordance with the Commercial Rules of the American Arbitration Association ("AAA") and, on the request of any party, judgment upon any interim or final award rendered by the arbitrators shall be entered by any court of general jurisdiction in either New York and/or

New Jersey. The parties expressly consent to the exercise of personal jurisdiction of those courts for the purpose of any action brought to enter judgment upon any interim or final arbitration award.

     2. Tenant's right to commence arbitration shall be expressly conditioned upon Tenant's rent obligations being current as of the date Tenant commences the arbitration.  Absent an order from the arbitrators, pursuant to the authority granted to them under Paragraph 5 hereof, modifying, altering or suspending

Tenant's monthly rental obligations, Tenant's right to maintain the




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arbitration shall be conditioned upon Tenant remaining current with all monthly rental obligations.

     3. The arbitration proceedings shall be conducted in Newark, New Jersey.

     4. The arbitration shall be held before a panel of three arbitrators selected from AAA's National Panel of Commercial Arbitrators list. Within ten

(10) days from the commencement of arbitration, Landlord and Tenant shall each select one person from the list, and the two selected shall select a third arbitrator from the list. If either party fails to select an arbitrator within the time provided herein and/or if the arbitrators selected by each of the parties are unable or fail to agree upon the third arbitrator within ten

(10) days, then AAA shall make such selection. In the event that any portion of the claim being arbitrated arises from a structural defect,

structural modification, or structural repair of the Premises, then the third arbitrator to be chosen shall be a licensed engineer principally engaged in the practice of structural engineering chosen from the AAA Panel of Construction

Industry Arbitrators. The three arbitrators shall select one among them to serve as chairperson of the panel.

     5.   The arbitrators shall have the authority to award any remedy or relief a court of the state of New Jersey could order or grant, including, but not limited to, specific performance of any obligation created under the Lease or

Modification and/or allowance of pendente lite relief. At anytime following
                                 -------------

commencement of the arbitration, either party shall have the




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option of requesting pendente lite relief in the form of a request that the
                     -------------

monthly rental obligation be paid to Landlord during the arbitration proceedings, that the monthly rent be paid into an escrow account, that a portion of the rent be abated during the arbitration either prospectively or retroactively or such other interim relief as may be appropriate under the circumstances. In the event that either party makes a request of the arbitrators for such relief, the opposing party shall have the opportunity to respond to this request in writing within ten (10) days after the submission of the initial request regardless of whether or not all arbitrators have then been selected.

Absent agreement of the parties, this period shall not be extended unless good cause is shown. The arbitrators shall decide the matter not later than five (5)

days following their selection or ten (10) days following the submission of the responding party's papers whichever is later. The arbitrators shall have the power to further modify any interim order, upon the request of either party,

should circumstances warrant same.

     6.  Within 15 days of the selection of the final arbitrator, an administrative conference shall be scheduled between the chairperson and counsel for each party.  This administrative conference shall be held substantially in accordance with Federal Rule of Civil Procedure 16(b). The chairperson shall have the discretion to hold such further pre-hearing conferences as may be necessary for the efficient administration of the arbitration, including but not limited to, consideration of interim relief requested by either party.




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     7.   The parties shall allow and participate in discovery in accordance with Rules 26-37, Federal Rules of Civil Procedure. Any unresolved discovery disputes may be brought to the attention of the chairperson of the arbitration panel who shall have authority to resolve the dispute.

     8.  The arbitration award shall be in writing and shall specify the factual and legal basis for the award. Subject only to vacation, modification, or correction on the basis set forth in Paragraph 9 below, the decision of the majority of the arbitrators shall be final.

     9.  A court of general jurisdiction in New Jersey shall make an order vacating the award of the arbitrators, upon application of any party to the arbitration, if:

     (a) The award was procured by corruption, fraud or undue means;

     (b) There was evident partiality or corruption on the part of the arbitrators, or any of them;

     (c) The arbitrators were guilty of misconduct in refusing to hear evidence pertinent and material to the controversy; or any other misbehavior by which the rights of any party have been prejudiced; or

     (d) The arbitrators exceeded their powers, or so imperfectly execute them that a mutual, final and definite award upon the subject matter submitted was not made.

A court of general jurisdiction in New Jersey shall make an order modifying or correcting the award of the arbitrators, upon application of any party to the arbitration, if:

     (a) There was an evident material miscalculation of figures or an evident material mistake in the description of any person, thing or property referred to in the award.




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     (b)  The arbitrators have awarded upon a matter not
          submitted to them, unless it is a matter not affecting the merits of the decision upon the matters submitted;

     (c) The award is imperfect in matter of form not affecting the merits of the controversy.

The order shall modify and correct the award, so as to effect the intent thereof and promote justice between the parties; judgment shall then be entered in conformity with the court's modification and correction. Upon entry of any order vacating the award, the court shall remand the matter, if necessary, for further arbitration consistent with the court's order.


IN WITNESS WHEREOF, the parties have executed this Amendment.

Signed and acknowledged                 LANDLORD: THE WENDT-BRISTOL HEALTH
in the presence of:                     SERVICES CORPORATION, A
                                        Delaware Corporation


/s/ Sandra W. Weber                     By:  /s/
- --------------------------------             -------------------------------
  Secretary                             Its:  President
- --------------------------------             -------------------------------
                                        Date: 4-14-94
                                             -------------------------------


                                        TENANT:  GRAHAM-FIELD TEMCO, INC.,
                                                 A New Jersey Corporation,


/s/                                     By:  /s/ Beatrice Scherer
- --------------------------------             -------------------------------
  Vice President                        Its:  Vice President/Administration
- --------------------------------             -------------------------------
                                        Date: 4-13-94
                                             -------------------------------



The Guarantors, undersigned, of Tenant's obligations under the Lease and Modification each agree to be bound by the foregoing and each agree to be subject to the foregoing agreement to arbitrate.

                                        GRAHAM-FIELD HEALTH PRODUCTS, INC.,
                                        A Delaware Corporation

/s/                                     By:  /s/
- ---------------------                        --------------------------
/s/                                     Its:  President
- ---------------------                        --------------------------
                                        Date: 4/13/94
                                             --------------------------



                                        GRAHAM-FIELD, INC.,
                                        A New-York Corporation

                                        By:  /s/
                                             --------------------------
/s/                                     Its:  President
- ---------------------                        --------------------------
/s/                                     Date: 4/13/94
- ---------------------                        --------------------------

STATE OF OHIO       :
                      ss.
COUNTY OF FRANKLIN  :

   The foregoing instrument was acknowledged before me this 14th day of
                                                            ----
April, 1994, by Sheldon A. Gold,                    of the Wendt-Bristol
                ---------------  ------------------
Health Services Corporation, a Delaware corporation, for and on behalf of said corporation.




                                             /s/ Lisa A. Baldridge
                                             --------------------------
                                             Notary Public
                                                             Lisa A. Baldridge
                                                                 State Of Ohio
                                                               Exp Date 8-2-96
                                                                 Notary Public


STATE OF NEW YORK   :
         --------     ss.
COUNTY OF SUFFOLK   :
          -------
   The foregoing instrument was acknowledged before me this 13th day of
                                                            ----
April, 1994, by Beatrice Scherer, Vice President of the Graham-Field
                ----------------  --------------
Temco, Inc.,  a New Jersey corporation, for and on behalf of said corporation.

                                             /s/ Theresa C. Duffy
                                             --------------------------
                                             Notary Public


                                                                Theresa C. Duffy
                                                Notary Public, State of New York
                                                       No 5017870 Suffolk County
                                            Commission Expires September 13, '95
                                                                             ---

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STATE OF            :
          ---------   ss.
COUNTY OF           :
          ---------
   The foregoing instrument was acknowledged before me this 13th day of
                                                            ----
April, 1994, by Wayne J. Merdinger,                 of the Graham-Field
                -------------------  --------------
Health Products, Inc., a Delaware corporation, for and on behalf of said corporation.




                                             /s/ Theresa C. Duffy
                                             --------------------------
                                             Notary Public

                                                                Theresa C. Duffy
                                                Notary Public, State of New York
                                                       No 5017870 Suffolk County
                                            Commission Expires September 13, '95


STATE OF            :
          ---------   ss.
COUNTY OF           :
          ---------
   The foregoing instrument was acknowledged before me this 13th day of
                                                            ----
April, 1994, by Wayne J. Merdinger,                 of the Graham-Field,
                -------------------  --------------
Inc., a New York corporation, for and on behalf of said corporation.




                                             /s/ Theresa C. Duffy
                                             --------------------------
                                             Notary Public

                                                                Theresa C. Duffy
                                                Notary Public, State of New York
                                                       No 5017870 Suffolk County
                                            Commission Expires September 13, '95

               IN THE COURT OF COMMON PLEAS, FRANKLIN COUNTY, OHIO,

The Wendt-Bristol Health Services  :
Corporation,
                                   :
     Plaintiff,
                                   :    Case No. 94CVH03-1887
v.
                                   :    Judge Millard
Graham-Field Temco, Inc., et al.,
                                   :
     Defendants.
                                   :


                      NOTICE OF DISMISSAL WITHOUT PREJUDICE
                      -------------------------------------

    Now comes Plaintiff The Wendt-Bristol Health Services Corporation and hereby gives notice of the dismissal without prejudice of the above-captioned action pursuant to Civil Rule

41(A) (1).



                                             Respectfully submitted,

                                             SCHOTTENSTEIN, ZOX & DUNN
                                             A Legal Professional Association


                                             /s/ John C. McDonald
                                             ---------------------------------
                                             John C. McDonald (0019256)
                                             Bridgette C. Roman (0040888)
                                             41 S. High Street, Suite 2600
                                             Columbus, Ohio 43215
                                             (614) 221-3211
                                             Attorneys for Plaintiff
                                             The Wendt-Bristol Health
                                             Services Corporation




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                             CERTIFICATE OF SERVICE
                             ----------------------

    The undersigned hereby certifies that a copy of the foregoing was served upon Ronald Arnett and Peter Eisenberg, Graham-Field Temco, Inc., 125 South

Street, Passaic, New Jersey  07055 and Irwin Selinger, Graham-Field Health

Products, Inc., 400 Rabro Drive, Hauppauge, New York 11788, by regular U.S.

Mail, this 14th day of April, 1994
           ----

                                             /s/ Bridgette C. Roman
                                             --------------------------
                                             Bridgette C. Roman